UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2006
Date of Report (Date of earliest event reported)

ARVANA INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-30695	87-0618509
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 2610, 1066 West Hastings Street
Vancouver, British Columbia, Canada	V6E 3X2
(Address of principal executive offices)	(Zip Code)

604-684-4691
(Registrant's telephone number, including area code)

TURINCO, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

Effective August 4, 2006, the Company completed the change of its corporate name from “Turinco, Inc.” to "Arvana Inc.". The name change was approved by the Company's stockholders at the Company's annual general meeting of stockholders held on July 24, 2006. The name change was effected by filing a Certificate of Amendment to the Company's Articles of Incorporation with the Nevada Secretary of State. A copy of the Certificate of Amendment to the Company's Articles of Incorporation is attached as Exhibit 10.1.

The Company has been advised by NASD that the Company’s common stock will trade under its new symbol "ARVI" effective August 9, 2006.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements Of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d) Exhibits

Exhibit 10.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVANA INC.

DATE: August 9, 2006	By:	/s/ Michael Jervis
Michael Jervis, President